                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement  on Form S-8 of our report  dated  February  19, 2001  relating to the financial  statements,  which appears in The Quigley Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.

PricewaterhouseCoopers LLP

Philadelphia, PA
November 15, 2001